MODERN WOODMEN OF AMERICA

Modern Woodmen of America Variable Annuity Account

Supplement Dated May 22, 2024

to the

Prospectus, Summary Prospectus for New Investors and Updating Summary Prospectus

for

Individual Flexible Premium Deferred Variable Annuity Certificate

(Dated April 29, 2024)

This Supplement provides information regarding the individual flexible premium deferred variable annuity certificate ("Certificate") prospectus, summary prospectus for new investors and updating summary prospectus. Please read this Supplement carefully and retain it with your Certificate prospectuses for future reference.

The following changes relate to “APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CERTIFICATE”, found at pages A-1 - A-14 in the prospectus and “APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CERTIFICATE”, found at pages A-1 - A-10 in the updating summary prospectus and the summary prospectus for new investors.

Effective July 1, 2024, the existing entry for T. Rowe Price International Series, Inc. – International Stock Portfolio is deleted and replaced with the following:

Investment Objective	Investment Option and Adviser/Sub-Adviser	Current Expenses Ratio*	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies	T. Rowe Price International Series, Inc. International Stock Portfolio Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: T. Rowe Price International Ltd (Price International)	0.95%	16.24%	7.71%	4.75%

* * * * *

If you have any questions regarding this Supplement, please contact your registered representative or our Variable Product Administrative Center toll free at 1-866-628-6776.